UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2017

G-ESTATE LIQUIDATION STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1926 South 67th Street

Omaha, Nebraska 68106

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 15, 2017, G-Estate Liquidation Stores, Inc.’s (the “Company”) plan of liquidation (the “Plan”) that was previously confirmed by the United States Bankruptcy Court for the District of Nebraska became effective. Pursuant to the Plan, the Company’s common stock par value $0.001 was cancelled for no consideration and all assets of the Company have been liquidated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-ESTATE LIQUIDATION STORES, INC.

Date: November 15, 2017	By:	/s/ Roger Glenn
	Name:	Roger Glenn
	Title:	Authorized Signatory